EXHIBIT 10.20.17




            Amendment to Intercreditor, Agency and Sharing Agreement
                             dated January 31, 1995
    among the Registrant, NBD Bank, Principal Mutual Life Insurance Company
                     and NBD Bank as Agent for the Lenders



































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                          AMENDMENT TO INTERCREDITOR,
                          AGENCY AND SHARING AGREEMENT


         THIS AMENDMENT, dated as of January 31, 1995 (this "Amendment"), among Hurco Companies, Inc. (the "Company"), NBD Bank (formerly known as NBD Bank, N.A.), a Michigan banking corporation ("NBD"), and Principal Mutual Life Insurance Company, an Iowa corporation ("PML" and, collectively with NBD, the "Lenders"), and NBD as Agent for the Lenders (in such capacity, the "Agent").

                                R E C I T A L S

         A. The parties hereto have entered into an Intercreditor, Agency and Sharing Agreement dated as of March 24, 1994 (the "Intercreditor Agreement"), which is in full force and effect.

         B. In connection with amending certain credit facilities described in the Intercreditor Agreement, including entering into a First Amendment to Credit Agreement between the Company and NBD, a letter agreement among Hurco Europe Limited, Hurco GmbH Werkzeugmaschinen CIM-Baustein Vertrieb und Service, and NBD, a Second Amended and Restated NBD Term Note executed by Hurco in favor of NBD, and an Amendment and Notes Modification Agreement between Hurco and PML (such amending documents and all related documents collectively referred to as the "Amending Documents"), the Company desires to amend the Intercreditor Agreement as herein provided, and the Lenders are willing to so amend the Intercreditor Agreement on the terms and conditions set forth herein.

                               A G R E E M E N T

         Based upon these recitals, the parties agree as follows:

     1. AMENDMENT. The definition of "Automatic Termination Date" is amended to read as follows:

             "'AUTOMATIC TERMINATION DATE' means February 1, 1996."

     2. CONSENT OF LENDERS. Each of the Lenders consents to the other Lender entering into each of the Amending Documents to which it is a party, contingent upon all of the Amending Documents being executed by each party thereto and becoming effective in accordance with their terms. Each of the Lenders and the Company agrees to take all actions necessary or appropriate to enter into or cause their respective affiliates to enter into the Amending Documents to which they are respectively a party.

     3. MISCELLANEOUS. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Intercreditor Agreement. Except as expressly amended hereby, the Intercreditor Agreement and all other documents issued under or with respect thereto are hereby ratified and confirmed by the Lenders, the Agent, and the Company and shall remain in full force and effect, and the Company hereby acknowledges that it has no defense, offset or counterclaim with respect thereto.

     4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

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     5.  EXPENSES.  The Company agrees to pay and save the Agent and the Lenders harmless from liability for all costs and expenses of the Lenders and the Agent arising in respect of this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to the Agent, in
connection   with  preparing  and  reviewing  this  Amendment  and  any  related agreements and documents.

     6. GOVERNING LAW. This Amendment is a contract made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan applicable to contracts made and to be performed entirely within such state and without giving effect to the choice law principles of such state.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                                             HURCO COMPANIES, INC.


                                             By: /S/ROGER J. WOLF
                                                 -----------------------
                                                Roger J. Wolf
                                             Its: Senior Vice President
                                                    and Chief Financial Officer


NBD BANK (formerly known as                  PRINCIPAL MUTUAL LIFE
NBD Bank, N.A.)                              INSURANCE COMPANY


By: /S/ANDREW P. ARTON                       By: /S/STEPHEN G. SKRIVANEK
    ------------------------                     -----------------------
    Andrew P. Arton                          Its: Counsel
Its: Second Vice President

                                             And by: /S/CHRISTOPHER HENDERSON
                                                     ------------------------
                                             Its: Counsel